ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is made this 24th   day of May 2012 by Pershing Gold Corporation, formerly Sagebrush Gold Ltd. (“Pershing”) and Arttor Gold LLC, a wholly owned subsidiary of Pershing (“Arttor Gold” and, together with Pershing, the “Assignors”), to Noble Effort Gold, another wholly owned subsidiary of Pershing (“Assignee”).

RECITALS

WHEREAS, Centerra (US) Inc. (“Lessor”) owns an undivided interest in those certain 24 RRC unpatented lode mining claims located in Lander County, Nevada, which unpatented mining claims are more particularly described on Exhibit A attached hereto and by this reference made a part hereof (the
“Mining Property");

WHEREAS, Centerra leased the Mining Property to the Assignors pursuant to a Mining Lease dated August 22, 2011 (the “Lease”), which is attached hereto as Exhibit B; and

WHEREAS, the Assignors wish to assign the Lease to Assignee, and Assignee has agreed to accept such assignment, on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Assignment. Assignors, as of the date hereof, assign, transfer and convey to Assignee all of Assignors’ right, title and interest in and to the Lease.

2.	Assumption. Assignee accepts the foregoing assignment and assumes the Lease and all obligations of Assignors thereunder as of the date hereof.

3.	Indemnity. Assignee agrees to indemnify and hold harmless Assignors from and against all loss, cost, liability and expense arising out of or in connection with the Lease after the date hereof.

4.
Entire Agreement.  This Assignment contains the entire understanding of the parties hereto in respect of the transactions described herein. There are no restrictions, promises, representations and warranties, covenants or undertakings as to such transactions other than those expressly set forth or referred to herein or in such other agreements dated the date hereof, and this Agreement together with such others supersedes all prior agreements and understandings between the parties with respect thereto.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

ASSIGNORS:

PERSHING GOLD CORPORATION

By:_____________________________
Name: Stephen Alfers
Title: President and Chief Executive Officer

ARTTOR GOLD LLC

By:_____________________________
Name: David Rector
Title: Manager

ASSIGNEE:

NOBLE EFFORT GOLD LLC

By:_____________________________
Name: David Rector
Title: Manager

Acknowledged and Accepted: CENTERA (US) INC. By:_____________________________ Name:_____________________________ Title:_____________________________